EXHIBIT 99.1

RPX Announces Third Quarter 2017 Financial Results

Company Initiates Quarterly Cash Dividend

SAN FRANCISCO – October 30, 2017 – RPX Corporation (NASDAQ: RPXC), the leading provider of patent risk and discovery management solutions, today announced its financial results for the third quarter ended September 30, 2017.

Highlights

Total revenue was $85.7 million, compared to $88.5 million in the third quarter of 2016.

•	Subscription revenue from patent risk management services—including insurance—was $62.3 million, compared to $62.4 million in the prior year period.

•	Discovery services revenue was $21.1 million, compared to $18.0 million in the prior year period.

“RPX posted a solid third quarter, with results exceeding expectations in both our patent risk management and discovery services businesses, along with increasing cash flow,” Marty Roberts, CEO of RPX Corp. “We also have made progress in identifying new emerging business opportunities that leverage our unique position in the patent space, including tech-enabled services, new licensing models and expansion into foreign jurisdictions.”

Summary Results

GAAP net income for the third quarter was $6.4 million or $0.13 per diluted share, compared to $8.1 million or $0.16 per diluted share in the third quarter of 2016.

Non-GAAP net income for the third quarter, which excludes stock-based compensation, the amortization of acquired intangibles, fair value adjustments on deferred payment obligations, gains on extinguishment of deferred payment obligations, realized losses on exchange of short-term investments, and their related tax effects, was $10.9 million or $0.22 per diluted share, compared to $12.7 million or $0.25 per diluted share in the third quarter of 2016.

Non-GAAP adjusted EBITDA was $57.2 million for the third quarter of 2017, less net patent spend of $13.0 million, resulting in non-GAAP adjusted EBITDA less net patent spend, the Company's preferred measure of adjusted pre-tax free cash flow, of $44.2 million for the third quarter of 2017.

As of September 30, 2017, RPX's patent segment had more than 325 clients, consisting of patent risk management network members and insurance clients. The Company provides patent risk management services to nearly 450 companies, including those insured under policies sold to venture funds and industry trade associations.

Net patent acquisition spend during the quarter totaled $13.0 million, and included 11 patent transactions.

As of September 30, 2017, RPX had cash, cash equivalents and short-term investments of $267.5 million and long-term debt of $89.9 million.

Quarterly Dividend and Repayment of Term Facility

The Company also announced that its Board of Directors had approved a regular quarterly cash dividend of $0.05 per share of common stock, the first of which is payable on December 5, 2017, to stockholders of record on November 20, 2017.

In addition, the Company announced that it will be repaying the approximately $91.3 million outstanding under its term facility in the fourth quarter of 2017. The original terms of the five-year term facility entered into in February 2016 required quarterly repayments through 2021. Pursuant to the terms of the credit agreement, the Company will not incur any early termination costs by early repayment of this facility. The revolving credit facility will remain available for use.

“These changes to our capital structure reflect the Board’s confidence in the long term opportunity for RPX and reinforce its commitment to delivering value to shareholders, even as we continue investing to grow the business,” said Marty Roberts.

Business Outlook

This outlook reflects the Company’s current and preliminary view and may be subject to change. Please see the paragraph regarding “Forward-Looking Statements” at the end of this news release.

The Company provided the following business outlook for the fourth quarter of fiscal 2017:

Subscription and Discovery revenue[1]	$77 - $80 million
Fee-related revenue	$0 - $2 million
Total revenue	$77 - $82 million
Operating income (non-GAAP)	$9 - $12 million
Net income (non-GAAP)	$6 - $8 million
Consolidated adjusted EBITDA (non-GAAP)	$49 - $53 million
Effective tax rate (non-GAAP)	35%
Weighted-average diluted shares outstanding	50 million

The Company provided the following updated business outlook for the full year 2017:

Subscription revenue[1]	$245 - $246 million
Discovery revenue	$77 - $79 million
Fee-related revenue	$3 - $5 million
Total revenue	$325 - $330 million
Cost of revenue (non-GAAP)	$203 - $205 million
SG&A (non-GAAP)	$67 - $70 million
Operating income (non-GAAP)	$54 - $57 million
Net income (non-GAAP)	$36 - $38 million

Patent risk management adjusted EBITDA (non-GAAP)	$196 - $198 million
Discovery services adjusted EBITDA (non-GAAP)	$20 - $22 million
Total adjusted EBITDA (non-GAAP)	$216 - $220 million
Net patent spend	$110 - $115 million
Consolidated adjusted EBITDA less net patent spend (non-GAAP)	$101 - $110 million

Effective tax rate (non-GAAP)	35%
Weighted-average diluted shares outstanding	50 million

The Company provided the following updated supplemental information regarding amortization expense for the full year 2017:

Amortization of patent assets acquired through December 31, 2016	$127 million
Amortization of patent assets to be acquired during fiscal 2017	$31 - $33 million
Total amortization of patent assets	$158 - $160 million

Amortization of acquired intangible assets[2]	$8 - $9 million
 ————————

[1]
Subscription revenue is comprised of revenue generated from membership subscription services, premiums earned, net of ceding commissions, from insurance policies, and management fees related to the Company's insurance business.

[2]	RPX excludes amortization expense related to intangible assets (other than patents) acquired in conjunction with the acquisition of businesses from its non-GAAP financial measures.

The above outlook is forward-looking. Actual results may differ materially. The Company is not able, at this time, to provide a forward-looking reconciliation to GAAP outlook for the non-GAAP financial metric outlook it has provided above for the fourth quarter and full year 2017 because of the difficulty of estimating certain items that are excluded from the non-GAAP financial metrics, including those items listed in "Use of Non-GAAP Financial Information" below, the effect of which may be significant. Please refer to the information under the caption “Use of Non-GAAP Financial Information” below.

Conference Call

RPX management will host a conference call and live webcast for analysts and investors at 2:00 p.m. PDT/5:00 p.m. EDT on October 30, 2017. Parties in the United States and Canada can access the call by dialing 1-866-564-2842, using conference code 7073187. International parties can access the call by dialing 1-323-794-2094, using conference code 7073187.

The conference call will be webcast and investors will be able to access the webcast and slide presentation from the "Investor Relations" section of the company's website at www.rpxcorp.com. A replay of the webcast will be available online at the aforementioned website following the conclusion of the conference call.

About RPX

RPX Corporation (NASDAQ: RPXC) is the leading provider of patent risk and discovery management solutions. Since its founding in 2008, RPX has introduced efficiency to the patent market by providing a rational alternative to litigation. The San Francisco-based company's pioneering approach combines principal capital, deep patent expertise, and client contributions to generate enhanced patent buying power. By acquiring patents and patent rights, RPX helps to mitigate and manage patent risk for its growing client network.

As of September 30, 2017, RPX had invested over $2 billion to acquire more than 18,500 US and international patent assets and rights on behalf of more than 325 clients in eight key sectors: automotive, consumer electronics and PCs, E-commerce and software, financial services, media content and distribution, mobile communications and devices, networking, and semiconductors.

RPX subsidiary Inventus is a leading international discovery management provider focused on reducing the costs and risks associated with the discovery process through the effective use of technology solutions. Inventus has been providing litigation support services to corporate legal departments, law firms and government agencies since 1991.

Use of Non-GAAP Financial Information

This news release dated October 30, 2017 contains non-GAAP financial measures. Tables are provided in this news release that reconcile the historical non-GAAP financial measures to the most directly comparable financial measures prepared in accordance with Generally Accepted Accounting Principles (GAAP). These non-GAAP financial measures include non-GAAP cost of revenue, non-GAAP selling, general and administrative expenses, non-GAAP interest and other income (expense), net, non-GAAP net income, non-GAAP adjusted EBITDA, non-GAAP net income per share, and non-GAAP adjusted EBITDA less net patent spend.

To supplement the Company’s condensed consolidated financial statements presented on a GAAP basis, management believes that these non-GAAP measures provide useful information about the Company’s core operating results and thus are appropriate to enhance the overall understanding of the Company’s past financial performance and its prospects for the future. Management is excluding from some or all of its non-GAAP operating results (1) stock-based compensation expenses (inclusive of related employer payroll taxes), (2) the amortization of acquired intangible assets (other than patents), (3) fair value adjustments on deferred payment obligations, (4) gains on extinguishment of deferred payment obligations, (5) other-than-temporary impairment on short-term investments, (6) realized losses on exchange of short-term investments, and (7) their related tax effects.

Management uses these non-GAAP measures to evaluate the Company’s financial results and trends, allocate internal resources, prepare and approve our annual budget, develop short- and long-term operating plans, assess the health of our business and determine company-wide incentive compensation. Management believes these non-GAAP measures may prove useful to investors who wish to consider the impact of certain items when comparing the Company’s financial performance with that of other companies. The adjustments to the Company’s GAAP results are made with the intent of providing both management and investors a more complete understanding of the Company’s underlying operational results, trends and performance.

There are limitations in using non-GAAP financial measures because non-GAAP financial measures are not prepared in accordance with GAAP and may be different from non-GAAP financial measures used by other companies. The non-GAAP financial measures are limited in value because they exclude certain items that may have a material impact on our reported financial results. In addition, they are subject to inherent limitations as they reflect the exercise of judgment by management about which items are adjusted to calculate our non-GAAP financial measures. Management compensates for these limitations by analyzing current and future results on a GAAP basis as well as a non-GAAP basis and also by providing GAAP measures in our public disclosures.

The presentation of additional information should not be considered in isolation or as a substitute for or superior to financial results determined in accordance with GAAP. Investors are encouraged to review the reconciliation of these non-GAAP measures to their most directly comparable GAAP financial measure and not to rely on any single financial measure to evaluate our business.

Forward-Looking Statements

This news release and its attachments contain forward-looking statements within the meaning of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements include the statements by management, statements regarding RPX’s future financial performance as well as any statements regarding the Company’s strategic and operational plans. The Company’s actual results may differ materially from those anticipated in these forward-looking statements. Factors that may contribute to such differences include, among others, the success of the Company’s new initiatives, changes in our subscription fee rates, changes in the accounting treatment associated with how we recognize revenue under subscription agreements, and the Company’s ability to attract new clients and retain existing clients with respect to our patent risk management and discovery services. Forward-looking statements are often identified by the use of words such as, but not limited to, “anticipate,” “believe,” “can,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “project,” “seek,” “should,” “target,” “will,” “would,” and similar expressions or variations intended to identify forward-looking statements.  More information about potential factors that could affect the Company’s business and financial results is contained in the Company’s most recent annual report on Form 10-K, its quarterly reports on Form 10-Q, and the Company’s other filings with the SEC. The Company does not intend, and undertakes no duty, to update any forward-looking statements to reflect future events or circumstances.

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Contacts:

Investor Relations	Media Relations
JoAnn Horne	Jen Costa
Market Street Partners	RPX Corporation
+1 415-445-3233	+1 415-852-3180
ir@rpxcorp.com	media@rpxcorp.com

RPX Corporation
Condensed Consolidated Statements of Operations
(in thousands, except per share data)
(unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2017	2016	2017	2016
Revenue	$85,702	$88,461	$248,648	$251,305
Cost of revenue	52,282	50,830	154,722	147,566
Selling, general and administrative expenses	22,517	23,615	66,762	76,414
Operating income	10,903	14,016	27,164	27,325
Interest and other income (expense), net:
Interest income	339	162	761	348
Interest expense	(981)	(922)	(2,838)	(2,155)
Other income (expense), net	730	(490)	2,059	813
Total interest and other income (expense), net	88	(1,250)	(18)	(994)
Income before provision for income taxes	10,991	12,766	27,146	26,331
Provision for income taxes	4,625	4,651	10,595	9,829
Net income	$6,366	$8,115	$16,551	$16,502

Net income per share:
Basic	$0.13	$0.16	$0.34	$0.32
Diluted	$0.13	$0.16	$0.33	$0.32
Weighted-average shares used in computing net income per share:
Basic	49,556	49,713	49,128	50,932
Diluted	50,317	50,247	49,887	51,462

RPX Corporation
Condensed Consolidated Balance Sheets
(in thousands)
(unaudited)

	September 30, 2017	December 31, 2016
Assets
Current assets:
Cash and cash equivalents	$228,410	$100,111
Short-term investments	39,045	90,877
Restricted cash	513	500
Accounts receivable, net	41,027	64,395
Prepaid expenses and other current assets	10,248	4,524
Total current assets	319,243	260,407
Patent assets, net	148,507	212,999
Property and equipment, net	5,691	6,948
Intangible assets, net	51,067	56,050
Goodwill	159,434	151,322
Restricted cash, less current portion	965	965
Deferred tax assets	37,410	38,261
Other assets	9,537	8,337
Total assets	$731,854	$735,289

Liabilities and stockholders’ equity
Current liabilities:
Accounts payable	$3,081	$3,197
Accrued liabilities	13,543	16,798
Deferred revenue	99,259	118,856
Current portion of long-term debt	8,349	6,474
Other current liabilities	1,244	1,484
Total current liabilities	125,476	146,809
Deferred revenue, less current portion	3,680	11,552
Deferred tax liabilities	3,819	4,023
Long-term debt, less current portion	81,535	88,110
Other liabilities	10,834	10,514
Total liabilities	225,344	261,008
Stockholders’ equity:
Common stock	5	5
Additional paid-in capital	374,213	360,462
Retained earnings	139,250	130,249
Accumulated other comprehensive loss	(6,958)	(16,435)
Total stockholders’ equity	506,510	474,281
Total liabilities and stockholders’ equity	$731,854	$735,289

RPX Corporation
Condensed Consolidated Statements of Cash Flows
(in thousands)
(unaudited)

	Nine Months Ended September 30,
	2017	2016
Operating activities
Net income	$16,551	$16,502
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	128,278	129,312
Stock-based compensation	10,875	14,097
Excess tax benefit from stock-based compensation	—	(90)
Amortization of premium on investments	1,139	1,564
Deferred income taxes	799	(5,975)
Unrealized foreign currency (gain) loss	(1,709)	2,006
Fair value adjustment on deferred payment obligations	—	(1,920)
Gain on extinguishment of deferred payment obligation	—	(463)
Realized loss on exchange of short-term investments	—	290
Other	157	902
Changes in assets and liabilities, net of business acquired:
Accounts receivable	24,787	(8,168)
Prepaid expenses and other assets	(6,630)	(11,177)
Accounts payable	(225)	(276)
Accrued and other liabilities	(3,239)	(3,742)
Deferred revenue	(27,470)	(13,063)
Net cash provided by operating activities	143,313	119,799
Investing activities
Purchases of investments	(32,811)	(62,955)
Maturities of investments	83,335	48,073
Sales of investments	—	145,925
Business acquisition, net of cash acquired	—	(228,453)
Decrease (increase) in restricted cash	(13)	427
Purchases of property and equipment	(1,079)	(3,004)
Acquisitions of patent assets	(54,492)	(71,021)
Net cash used in investing activities	(5,060)	(171,008)
Financing activities
Proceeds from issuance of term debt	—	100,000
Payments of debt issuance costs	—	(2,003)
Repayment of principal on term debt	(5,000)	(2,500)
Deferred acquisition payment	—	(1,320)
Proceeds from exercise of stock options	5,964	3,657
Taxes paid related to net-share settlements of restricted stock units	(4,526)	(3,135)
Excess tax benefit from stock-based compensation	—	90
Payments of capital leases	(278)	(352)
Repurchase of common stock	(6,629)	(50,752)
Net cash provided by (used in) financing activities	(10,469)	43,685
Foreign-currency effect on cash and cash equivalents	515	(291)
Net increase (decrease) in cash and cash equivalents	128,299	(7,815)
Cash and cash equivalents at beginning of period	100,111	94,983
Cash and cash equivalents at end of period	$228,410	$87,168

RPX Corporation
Reconciliation of GAAP to Non-GAAP Net Income Per Share
(in thousands, except per share data)
(unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2017	2016	2017	2016
Net income	$6,366	$8,115	$16,551	$16,502
Stock-based compensation[1]	3,857	4,341	11,211	14,339
Amortization of acquired intangible assets[2]	2,110	2,457	6,784	7,209
Fair value adjustment on deferred payment obligations[3]	—	—	—	(1,920)
Gain on extinguishment of deferred payment obligations[3]	—	—	—	(463)
Realized loss on exchange of short-term investments[3]	—	—	—	188
Income tax adjustments[4]	(1,471)	(2,216)	(4,874)	(6,311)
Non-GAAP net income	$10,862	$12,697	$29,672	$29,544

Non-GAAP net income per share:
Basic	$0.22	$0.26	$0.60	$0.58
Diluted	$0.22	$0.25	$0.59	$0.57
Weighted-average shares used in computing non-GAAP net income per share:
Basic	49,556	49,713	49,128	50,932
Diluted	50,317	50,247	49,887	51,462

RPX Corporation
Reconciliation of GAAP to Non-GAAP Cost of Revenue
(in thousands)
(unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2017	2016	2017	2016
Cost of revenue	$52,282	$50,830	$154,722	$147,566
Stock-based compensation[1]	(126)	—	(347)	—
Amortization of acquired intangible assets[2]	(497)	(548)	(1,553)	(1,592)
Non-GAAP cost of revenue	$51,659	$50,282	$152,822	$145,974

RPX Corporation
Reconciliation of GAAP to Non-GAAP Selling, General and Administrative Expenses
(in thousands)
(unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2017	2016	2017	2016
Selling, general and administrative expenses	$22,517	$23,615	$66,762	$76,414
Stock-based compensation[1]	(3,731)	(4,341)	(10,864)	(14,339)
Amortization of acquired intangible assets[2]	(1,613)	(1,909)	(5,231)	(5,617)
Non-GAAP selling, general and administrative expenses	$17,173	$17,365	$50,667	$56,458

RPX Corporation
Reconciliation of GAAP to Non-GAAP Interest and Other Income (Expense), Net
(in thousands)
(unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2017	2016	2017	2016
Interest and other income (expense), net	$88	$(1,250)	$(18)	$(994)
Fair value adjustment on deferred payment obligation[3]	—	—	—	(1,920)
Gain on extinguishment of deferred payment obligations[3]	—	—	—	(463)
Realized loss on exchange of short-term investments[3]	—	—	—	188
Non-GAAP interest and other income (expense), net	$88	$(1,250)	$(18)	$(3,189)

RPX Corporation
Reconciliation of Net Income to Non-GAAP Adjusted EBITDA Less Net Patent Spend
(in thousands)
(unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2017	2016	2017	2016
Net income	$6,366	$8,115	$16,551	$16,502
Provision for income taxes	4,625	4,651	10,595	9,829
Interest and other (income) expense, net	(88)	1,250	18	994
Stock-based compensation[1]	3,857	4,341	11,211	14,339
Depreciation and amortization	42,423	43,725	128,278	129,312
Non-GAAP adjusted EBITDA[5]	57,183	62,082	166,653	170,976
Net patent spend	(12,990)	(34,800)	(54,575)	(71,934)
Non-GAAP adjusted EBITDA less net patent spend	$44,193	$27,282	$112,078	$99,042

RPX Corporation
Additional Metrics
(in thousands, except client data)
(unaudited)

	Three Months Ended September 30,
Operating Metrics	2017	2016
Gross patent spend	$41,490	$98,380
Net patent spend	$12,990	$34,800

	As of and for the Three Months Ended September 30,
Financial Metrics	2017	2016
Subscription revenue[6]	$62,346	$62,414
Discovery revenue	21,080	17,987
Fee-related revenue	2,276	8,060
Total revenue	$85,702	$88,461
Cash, cash equivalents and short-term investments	$267,455	$182,707
Deferred revenue, current and non-current	$102,939	$102,691

[1]	RPX excludes stock-based compensation and related employer payroll taxes from its non-GAAP financial measures.

[2]	RPX excludes amortization expense related to intangible assets (other than patents) acquired in conjunction with the acquisition of businesses from its non-GAAP financial measures.

[3]	RPX excludes fair value adjustments and gains on extinguishment related to its deferred payment obligations and realized losses on exchanges of short-term investments from its non-GAAP financial measures.

[4]	Amount reflects income taxes associated with the above noted non-GAAP exclusions.

[5]	RPX calculates non-GAAP adjusted EBITDA as GAAP earnings before other income or expenses, net, provision for income taxes, depreciation, amortization, and stock-based compensation expenses (inclusive of related employer payroll taxes).

[6]
Subscription revenue is comprised of revenue generated from membership subscription services, premiums earned, net of ceding commissions, from insurance policies, and management fees related to its insurance business.